Exhibit 99.1

Investor Meetings December 13-14, 2010

 Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions, including impacts the current financial crisis may have on our business and financial conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. Investor Relations Contact Craig Jackson Vice President and Treasurer 937.259.7220 craig.jackson@dplinc.com 1

Key Investment Considerations Regulatory Update Retail and Economic Environments Generation Overview Appendix Agenda 2

Key Investment Considerations Consistent earnings and dividend growth Announced 10% dividend increase in December 8th from $1.21 per share to $1.33 per share on an annualized basis $200M share repurchase plan announced in October 28th As of December 8th, repurchased approximately 1.5 million shares Strong balance sheet and cash position Solid and stable credit ratings from all major rating agencies 3

Financial Update

2011 earnings guidance of $2.30 to $2.55 per share 2011 Earnings Guidance and Key Assumptions Revenue 1% weather normalized retail sales growth Wholesale sales: 2,900 – 3,300 gWh On-peak power pricing: $40/mWh Gas pricing: $4.50/mmbtu Reduced revenue due to switching: $20-$25 million 2% increase in O&M expense, excluding costs with revenue offsets Coal optimization benefits are flat to 2010 @ $6 million Implementation of share repurchase plan Projected generation output of 15,000 – 16,000 gWh Purchased power volume of 1,800 – 2,200 gWh Cost Control Plant Performance and Purchased Power Other 5

Consistent Earnings and Dividend Growth Diluted Earnings per Share 6 Annualized Dividend per Share 2011 Earnings guidance of $2.30 - $2.55 per share Dividend has increased six consecutive years Announced 10% dividend increase in December 2010 Dividend yield currently > 5% CAGR* = 5.6% *Note: CAGR = Compound average growth rate. *Note: Represents the midpoint from DPL’s current 2010 guidance of $2.35-$2.55 per share and 2011 earnings guidance of $2.30-$2.55 per share.

Solid Balance Sheet Solid Capital Structure Reduced long-term debt by $227 million in 2009 and $550 million in the last four years Reduced outstanding warrants from 19.6 million to 1.7 million Solid and stable credit ratings from all major rating agencies Total Debt / Total Capitalization = 52% at September 30, 2010 DPL DP&L Outlook Effective Fitch A- AA- Stable Oct. 2010 Moody’s Baa1 Aa3 Stable Jun. 2010 S&P BBB+ A Stable Apr. 2010 Note: Credit ratings relate to DPL’s Senior Unsecured debt and DP&L’s Senior Secured debt. 7

Strong Cash Position Strong liquidity position Major environmental projects have been completed $200M share repurchase announced in October 28th Incremental $150 - $200M capital expenditures related to Transmission and Distribution infrastructure and NERC(1) compliance costs expected over the next three years (1) NERC refers to North American Electric Reliability Corporation 8

Regulatory Update

Electric Security Plan (ESP) Provides rate certainty through the end of 2012 Cost recovery in place for energy efficiency, alternative energy and economic development Plan to file next ESP in March 2012 AMI/Smart Grid filing Motion to withdraw filing submitted to PUCO on October 19th; awaiting PUCO approval Significant Excessive Earnings Test (SEET): DP&L’s initial SEET process to occur in 2013 based on 2012 10 Regulatory Update

Retail and Economic Environments

Service territory encompasses 24 counties, within 6,000 square miles, in West Central Ohio Population of 1.3 million Loyal and diverse customer base Over 500,000 retail customers Expanding military presence at Wright Patterson Air Force Base Attractive local universities provide source of well-educated employees Service Area 12

YTD Sept 2010 Retail Revenue $1,099.9 million Principal Industries Defense Food Processing Paper / Plastic Manufacturing Healthcare Automotive Diversified Retail Market Customer Base Residential Government Commercial Industrial Education YTD Sept 2010 Retail Sales 10,968 gWh 13

DPL’s Competitive Retail Environment DPL Energy Resources, Inc. (DPLER) has retained 93% of switched retail load to date. Estimated unfavorable revenue impact: 2010: $15M 2011: $25M 14 Current Annualized Estimate % Retail Load supplied by DP&L 58.1% CRES Share of DP&L Load DPLER Share of DP&L Load 39.1% 3rd Party Share of DP&L Load 2.8% CRES Provided Load 41.9% Total Retail Load 100.0%

Generation Overview

Generation Overview Natural Gas Peaking Units Coal Fired Generating Plants Portfolio totals 3,794 MWs of generating capacity Coal: 2,827 MW Other: 967 MW 99% of DPL’s energy is produced with coal Co-ownership of generation assets: Over 65% of generating capacity is owned in combination with other utilities Diversifies operational risk DP&L operates and purchases coal for 2 of 7 plants in which we have co-ownership. (Approximately 50% of total coal consumed at these plants) DP&L operates and purchases coal for Hutchings, a wholly-owned plant 16

Environmental Capex Program Completed Environmental construction program completed on majority of base load coal units Installation of the scrubbers provides coal blending opportunities to optimize fuel position ESP permits DP&L to seek recovery of future costs associated with climate change, carbon legislation, and/or other environmental regulations 17 SCR

Appendix

A reliable, efficient, profitable and well-regarded investor-owned regional utility DPL Inc. Overview DPL Inc. The Dayton Power and Light Company DPL Energy, LLC DPL Energy Resources, Inc. MVIC Regulated and vertically integrated electric utility Provides approximately 95% of total consolidated revenue and 94% of total assets Owner and operator of 545 MW of peaking generation facilities Competitive retail energy marketer Serves commercial and industrial customers Captive insurance company Provides insurance services to DPL and its subsidiaries Principal Subsidiaries 19

Board of Directors CEO, President Operates wires business Focused on operational performance Reliability Customer satisfaction Cost per customer Safety Long-term asset performance Energy efficiency programs Operates coal & peaking units 2,827 MW coal 967 MW peakers Focused on operational performance Equivalent availability Heat rate EFOR Capital expenditures Safety Long-term asset performance Operates commodity risk management Serves POLR load Markets/bids supply Optimizes coal, natural gas, oil and power Manages emission allowances RTO market activities Retail marketing Renewable planning Corporate functions Accounting Treasury Legal Regulatory Investor Relations Communications Human Resources Purchasing Environmental Information Technology Corporate Development T&D Operations Generation Commercial Operations Corporate Functions Functionally Organized 20

Ohio law requires utilities to join a regional transmission organization Transmission operated by PJM Member of PJM and MISO RTOs PJM MISO Regional Transmission Organizations 21

Notes: Does not include OVEC generation, with approximately 110 MW treated as Purchased Power Does not include Yankee solar (1MW) or Mound solar (60 KW) 1 Generation Portfolio 22 Plant Location Fuel Total Capacity (MW) Net Capacity (MW) Co-Owners Operator COD Hutchings Miamisburg, Ohio Coal 365 365 — DP&L 1948–1953 Hutchings CT Miamisburg, Ohio Gas 23 23 — DP&L 1968 Killen Wrightsville, Ohio Coal 600 402 Duke DP&L 1982 Killen CT Wrightsville, Ohio Oil 18 12 Duke DP&L 1982 Stuart Aberdeen, Ohio Coal 2,308 808 AEP, Duke DP&L 1970–1974 Stuart IC Aberdeen, Ohio Oil 10 3 AEP, Duke DP&L 1969 Conesville Unit 4 Conesville, Ohio Coal 765 126 AEP, Duke AEP 1973 Beckjord Unit 6 New Richmond, Ohio Coal 414 207 AEP, Duke Duke 1969 Miami Fort Units 7 & 8 North Bend, Ohio Coal 1,020 368 Duke Duke 1975–1978 East Bend Unit 2 Rabbit Hash, Kentucky Coal 600 186 Duke Duke 1981 Zimmer Moscow, Ohio Coal 1,300 365 AEP, Duke Duke 1991 Yankee Street CT Centerville, Ohio Gas 94 94 — DP&L 1969 Monument IC Dayton, Ohio Oil 12 12 — DP&L 1968 Tait Diesels IC Dayton, Ohio Oil 10 10 — DP&L 1967 Sidney IC Sidney, Ohio Oil 12 12 — DP&L 1968 Tait Units 1 – 3 Dayton, Ohio Gas 256 256 — DP&L 1995–1998 Montpelier Units 1 – 4 Montpelier, Indiana Gas 238 238 — DPLE 2001 Tait Units 4 – 7 Dayton, Ohio Gas 307 307 — DPLE 2002 Total 8,352 3,794

Investor Meetings December 13-14, 2010